Stockholders' Equity	12 Months Ended
Dec. 31, 2019
Equity [Abstract]
Stockholders' Equity

6. Stockholders’ Equity

Upon completion of the Company’s IPO, all of the Company’s outstanding shares of convertible preferred stock were converted into an aggregate of 6,690,066 shares of the Company’s common stock.  As of December 31, 2019, the Company’s authorized capital stock consists of 200,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share.

In December 2018, the Company completed a public offering in which it sold an aggregate of 3,000,000 shares of common stock at a price of $10.00 per share. Net proceeds from the public offering, after deducting underwriting discounts, commissions and offering expenses, were approximately $28.0 million.

During the year ended December 31, 2019, the Company sold 760,089 shares of common stock under the Sales Agreement, respectively. The sales were made at a weighted average price of $10.41. The Company received net proceeds of $7.7 million during the year ended December 31, 2019 and may sell up to an additional $22.1 million in shares of the Company’s common stock under the Sales Agreement.

Common Stock Reserved for Future Issuance

Common stock reserved for future issuance as of December 31, 2019 and 2018 is as follows:

	December 31,
	2019	2018
Issued and Outstanding:
Stock options	4,334,935	3,476,847
Warrants for common stock	66,514	67,238
Shares reserved for issuance under the ESPP	486,855	326,178
Shares reserved for future award grants	543,284	451,063